Exhibit 99.1

2009 First Quarter Earnings Call May 5, 2009

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in Oncor Electric Delivery Company LLC's filings with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this release could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; changes in business strategy, development plans or vendor relationships; commercial bank market and capital market conditions; actions by credit rating agencies; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; changes in technology used by and services offered by Oncor; and significant changes in Oncor's relationship with its employees. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in either this presentation or the appendix of the version of the slides included on the company's website at www.oncor.com under the 'News' tab in the Investor Information section or filed with the SEC.

Today's Agenda Financial Overview David Davis Chief Financial Officer Business and Operational Highlights Bob Shapard Chairman and CEO Q&A

Weather and Economy Affecting Usage Residential GWH Billed Q1 '08 vs. Q1 '09 Q1 '08 Q1 '09 9591 9133 Large C&I GWH 1 Q1 '08 vs. Q1 '09 Q1 '08 Q1 '09 15586 14598 Electricity Distribution Points of Delivery Q1 '08 vs. Q1 '09; thousands of meters Large C&I Billed MW Demand (Avg) 1 Q1 '08 vs. Q1 '09 Q1 '08 Q1 '09 17286 17053 1 C&I stands for Commercial and Industrial. Q1 '08 Q1 '09 3101 3128

Summary of Financial Results1 Net Income Q1 '08 vs. Q1 '09; $ millions Q1 '08 Q1 '09 78 51 Operating Revenues Q1 '08 vs. Q1 '09; $ millions Q1 '08 Q1 '09 580 583 PP&E, net Q1 '08 vs. Q1 '09; $ millions Q1 '08 Q1 '09 8143 8738 Operating Cash Flow 2 Q1 '08 vs. Q1 '09; $ millions Q1 '08 Q1 '09 99 105 1 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger. 2 Cash provided by operating activities

Credit Metrics Remained Strong Q1 '08 Q1 '09 284 266 EBITDA Q1 '08 vs. Q1 '09; $ millions EBITDA/Cash Interest TME 3/31/08 vs. TME 3/31/09; Ratio TME 3/31/08 TME 3/31/09 4.3 4.3 Debt/EBITDA TME 3/31/08 vs. TME 3/31/09; Ratio TME 3/31/08 TME 3/31/09 3.8 3.9 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger.

Oncor's Liquidity Position is Strong Revolver Capacity Borrowings Lehman Unfunded Commitment Effective Remaining Capacity Cash Total Available Liquidity 1603 1449 1449 2000 397 154 1449 32 1481 $2.0 billion Secured Revolving Credit Facility Balances at March 31, 2009; $ millions Oncor enjoys comfortable financial flexibility. Issued $1.5 billion in long-term debt in early September 2008 freeing up capacity under the Revolving Credit Facility. $2 billion Revolving Credit Facility gives Oncor immediate access to cash at favorable interest rates. Historically, steady generation of cash from the business. Diverse lender group committed in Revolving Credit Facility Excluding securitization bonds, no long-term debt maturities until 2012 ($700M) and 2013 ($650M) In April 2009, a portion of the Lehman commitment was purchased by another entity 2,000 397 154 1,449 32 1,481

2009 Capital Expenditures Ongoing commitment to capital investment $3.6 billion commitment to PUC (between 2008 and 2012) ~ $1.3 billion investment for CREZ Maintain 60% Debt and 40% Equity capital structure 2009E Capital Expenditures $ millions Total '09E Capex = $965M Maintenance and Technology Transmission Grid Expansion CREZ New Service Advanced Meters East 258 304 90 143 170

Today's Agenda Financial Overview David Davis Chief Financial Officer Business and Operational Highlights Bob Shapard Chairman and CEO Q&A

Ongoing Initiatives at Oncor CREZ Final Order issued Mar 30, 2009. Approved for over $1.3B of projects including over 800 miles of new lines in over 40 TX counties. Engineering has commenced, construction on default projects has begun, line routing and public input are active and 12 CCNs will be filed this year. AMS Have installed over 200K advanced meters and on track to meet 690K goal year end. Met functional milestones of enabling AMS meters to communicate with in-home devices, and support of time-of-use rates.

Legislative/Regulatory Update Rate Case Expect recommendation from ALJs on rate case to be filed in early June. Final Order expected mid to late summer. 81st Legislature convened in mid-January. Session ends June 1, 2009. Oncor is actively monitoring dozens of bills. Currently, no pending bill would have a materially adverse impact on Oncor. American Recovery and Reinvestment Act (Stimulus Act) Evaluating stimulus funds that may be available to Oncor. First deadline for filing applications is July 29, 2009.

Appendix - Regulation G Reconciliations

Measure Definition Operating Cash Flow (GAAP) Cash provided by operating activities. Debt (non-GAAP) Total debt less transition bonds. Total Debt (GAAP) Long-term debt (including current portion) plus bank loans and commercial paper. EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges, and provisions in lieu of income tax plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Q1 08 Q1 09 Net Income - Oncor 85 58 Less: Net Income - BondCo - - Less: Effects of fair value accounting (after-tax) (7) (7) Oncor Net Income, excluding BondCo 78 51 Table 1: Oncor Net Income Reconciliation Quarter Ended March 31, 2008 and 2009 $ millions

Table 2: Oncor Operating Revenues Reconciliation Quarter Ended March 31, 2008 and 2009 $ millions Q1 08 Q1 09 Operating Revenues - Oncor 614 614 Less: Operating Revenues - BondCo (34) (31) Oncor Operating Revenues, excluding BondCo 580 583

Table 3: Oncor Operating Cash Flow Reconciliation Quarter Ended March 31, 2008 and 2009 $ millions Q1 08 Q1 09 Operating Cash Flow - Oncor 125 129 Less: Operating Cash Flow - BondCo (26) (24) Oncor Operating Cash Flow, excluding BondCo 99 105

Table 4: Oncor EBITDA Reconciliation Quarter Ended March 31, 2008 and 2009 $ millions Q1 08 Q1 09 Net Income - Oncor 85 58 Plus: Depreciation & Amortization - Oncor 120 126 Plus: Provision in lieu of Income Taxes - Oncor 48 37 Plus: Interest Expense - Oncor 76 86 Equals: EBITDA - Oncor, including BondCo 329 307 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (22) (20) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (12) (11) Effects of fair value accounting (pre-tax) (11) (10) Oncor EBITDA, excluding BondCo 284 266

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended March 31, 2008 and 2009 $ millions 3/31/08 3/31/09 Net Income - Oncor 327 (513) Plus: Depreciation & Amortization - Oncor 463 497 Plus: Provision in lieu of Income Taxes - Oncor 192 210 Plus: Interest Expense - Oncor 312 327 Equals: EBITDA - Oncor, including BondCo 1,294 521 Less: Net Income - BondCo (1) - Depreciation & Amortization - BondCo (95) (92) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (48) (45) Effects of fair value accounting (pre-tax) (22) 818 Oncor EBITDA, excluding BondCo 1,128 1,202

Table 6: Oncor Total Debt Reconciliation Quarter End March 31, 2008 and 2009 $ millions Q1 08 Q1 09 Short-term debt- Oncor 1,420 397 Long-term debt due currently - Oncor 100 104 Long-term debt, less due currently - Oncor 3,680 5,078 Total debt - Oncor, including BondCo 5,200 5,579 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (100) (104) Long-term debt, less due currently - BondCo (855) (751) Fair value adjustment - BondCo 11 8 Oncor Total Debt, excluding BondCo 4,256 4,732

Table 7: Oncor Interest and Debt Coverages Twelve Months Ended March 31, 2008 and 2009 $ millions Q1 08 Q1 09 Ref Source Interest expense and related charges - Oncor 312 327 Amortization of debt fair value discount - Oncor (1) (3) Amortization of debt discount - Oncor (8) (6) AFUDC - Oncor 8 6 Cash interest expense - Oncor 311 324 Less: Interest expense - BondCo (48) (45) Oncor cash interest expense, excluding BondCo 263 279 A Oncor EBITDA, excluding BondCo 1,128 1,202 B Table 5 Oncor Total Debt, excluding BondCo 4,256 4,732 C Table 6 EBITDA/Interest - ratio (B / A) 4.3x 4.3x Debt/EBITDA - ratio (C / A) 3.8x 3.9x